EQUINOX FUNDS TRUST

Equinox Campbell Strategy Fund

Class A Shares: EBSAX

Class I Shares:  EBSIX

Class P Shares: EBSPX

Class C Shares: EBSCX

Supplement dated December 4, 2013 to the Prospectus Dated March 1, 2013 for Class A, I and P shares and the Prospectus Dated August 15, 2013 for Class C shares and the Statement of Additional Information dated August 15, 2013 (“SAI”).

The following supersedes any contrary information contained in the Fund’s current Prospectus and SAI.

Effective October 7, 2013, U.S. Bank, N.A. located at 1555 N. River Center Drive, Milwaukee, WI 53212 serves as custodian of the Fund.

References to Union Bank, N.A. in the Fund’s Prospectus and SAI or supplements thereto should be disregarded.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE